Fees Summary	Aug. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 36,614,435.58
Previously Paid Amount	5,056.38
Total Fee Amount	5,056.45
Total Offset Amount	0.00
Net Fee	$ 0.07